--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 4, 2003


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



            0-18415                                   38-2830092
   (Commission File Number)                (IRS Employer Identification No.)



      200 EAST BROADWAY, MT. PLEASANT, MICHIGAN               48858
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report.

         Exhibit 99.1 IBT Bancorp, Inc. press release dated May 4, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

         On May 4, 2003, IBT Bancorp, Inc., a Michigan corporation (the "Corporation"), issued an earnings press release announcing first quarter results for the first quarter of 2003, which press release provided detail not publicly disclosed previously. A copy of the Corporation's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on May 5, 2003.

                                          IBT BANCORP, INC.


                                          By: /s/ Dennis P. Angner
                                             -----------------------------------
                                             Dennis P. Angner, President and
                                             Chief Executive Officer

                                  EXHIBIT INDEX

99.1    IBT Bancorp, Inc. press release dated May 4, 2003.